UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 25, 2005

Date of Report (Date of earliest event reported)

HARRAH’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Harrah’s Court

Las Vegas, Nevada 89119

(Address of principal executive offices)  (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

This Current Report on Form 8-K discloses the unaudited pro forma condensed combined financial statements of Harrah’s Entertainment, Inc. for the year ended December 31, 2004 and for the six months ended June 30, 2005, which give effect to, among other things, Harrah’s acquisition of Caesars Entertainment, Inc.  The unaudited pro formas are attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                     Financial Statements and Exhibits.

(c) Exhibits.          The following exhibit is being filed herewith:

99.1         Harrah’s Entertainment, Inc.’s Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2004 and for the six months ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: August 25, 2005	By:	/s/ Stephen H. Brammell
Stephen H. Brammell
Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Harrah’s Entertainment, Inc.’s Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2004 and for the six months ended June 30, 2005.